Exhibit 99.1

150 YEARS Investor Presentation of Empowering Human Potential. August 2013

SAFE HARBOR Except for the historical information contained herein, the matters discussed in this presentation constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These include, but are not limited to, the Company’s ability to enter into and derive benefits from managed care contracts, demand for the Company’s products and services, the impact of reviews, audits and investigations conducted from time to time by governmental agencies, and other factors discussed from time to time in the reports filed by the company with the Securities and Exchange Commission. The company assumes no obligation to update information contained in this presentation.

VISION Be the partner of choice for products and services that enhance human physical capability.

OVERVIEW • LTM net sales of $1.0 billion • 2012 adjusted EBITDA* of $166 million • 2012 adjusted EPS* of $1.80 • Market capitalization of $1.1 billion • Two segments: – Patient Care – 83% of sales – Products & Services – 17% of sales $760.1 $817.4 $918.5 $985.6 2009 2010 2011 2012 CAGR 9.0%Growth in Adjusted Diluted EPS* Revenue Growth ($ in millions) $1.13 $1.34 $1.57 $1.80 2009 2010 2011 2012 * Reconciliation to GAAP provided on slides 24 and 25 CAGR 16.8%

KEY INVESTMENT POINTS • Compelling O&P industry growth dynamics • Market leader in O&P patient care • Proven organic growth and acquisition capabilities • Solid financial position • Steady margin enhancement • Growth opportunities in adjacent markets

PATIENT CARE

PATIENT CARE • Over 740 O&P patient-care centers in 45 states • Over 1,300 O&P certified and licensed clinicians • Treat more than 1,000,000 patients annually • Stand alone design, fabricate and fit • Delivery through clinics, hospitals and physician offices • Network management capability provides value to payors PROFILE

PATIENT CARE Hanger 20% MARKET POSITION • Only national or regional provider • No other provider has more than 2% market share $4.3 Billion Total Addressable Market

PATIENT CARE 4.9% 4.6% 2.6% 4.0% 3.2% 2.0% 2.8% 4.0% 2009 2010 2011 2012 Same Center Acquisitions/Other 8.1% 6.6% 5.4% 8.0% CONSISTENT ORGANIC AND ACQUISITION GROWTH 5% - 8% Range

PATIENT CARE REIMBURSEMENT SOURCES Commercial and other 59% Medicare 29% Medicaid 6% VA 6% Commercial – 59% • 1-3 year contracts • Scale and capabilities are competitive advantage Government – 41% • O&P is a very small part of trillion dollar healthcare spending • Exempt from MDET and competitive bidding • Low compliance risk due to significant investment in internal process and controls

COMPELLING GROWTH DRIVERS • Disease and aging population • Advancing technology • Regulatory and healthcare reform • Increased focus on costs and outcomes 12.4% 12.7% 13.0% 16.1% 19.3% 2000 2008 2010 2020 2030 65+ 2.6% 10.8% 23.1% 20-39 40-59 60+ Sources: Company estimates; Wall Street Research; 2003–2006 National Health and Nutrition Examination Survey; National Institutes of Health; Amputee Coalition of America. Aging Population (U.S.) (%) Diabetes – Prevalence By Age Group

PATIENT CARE • First to market with new technologies and products • Linkia Network Management • Diversification into new adjacent businesses • O&P acquisitions • Sales synergies across businesses • Changing healthcare environment GROWTH OPPORTUNITIES

PRODUCTS & SERVICES

PRODUCT & SERVICES Distribution: • Largest dedicated distributor of O&P devices and components • Over 33,000 O&P related items • 6 strategically located distribution facilities • Manufacture and distribute therapeutic footwear • Development and commercialization of new products Rehabilitative Solutions: • Value proposition to rehabilitative providers • Technology, clinical modalities, training and education PROFILE

PRODUCT & SERVICES • Increase value proposition of product line • Increase penetration of existing customer base • Expand market presence geographically • Expand into new channels • Leverage product development and distribution capabilities • Expand O&P fabrication operation to Independent O&P Providers OPPORTUNITIES

FINANCIAL OVERVIEW

SOLID PERFORMANCE AND STABILITY • Earnings and margin growth • Substantial cash flow generation • Strong balance sheet management • Moderate leverage • Consistent reduction of leverage

LEVERAGING REVENUE GROWTH $760.1 $817.4 $918.5 $985.6 2009 2010 2011 2012 CAGR 9.0% ($ in millions) 14.1% 14.8% 16.2% 16.8% Net Sales Adjusted EBITDA Margin* * Reconciliation to GAAP provided on slides 23 and 24

GROWTH IN ADJUSTED DILUTED EPS* $1.13 $1.34 $1.57 $1.80 2009 2010 2011 2012 CAGR 16.8% Reconciliation to GAAP provided on slides 23 and 24

STEADY COMPARABLE QUARTER GROWTH $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q1 Q2 Q3 Q4 $15 $2 5 $35 $45 $55 Q1 Q2 Q3 Q4 2011 2012 2013 Adjusted EBITDA* ($ in millions) Revenues ($ in millions) Adjusted Earnings Per Diluted Share* $155 $175 $195 $215 $235 $255 $275 Q1 Q2 Q3 Q4 * Reconciliation to GAAP provided on slides 23 and 24

SOLID CASH FLOW AND BALANCE SHEET $53 $72 $54 $62 $81 2008 2009 2010 2011 2012 ACP Acquisition 3.6 2.8 3.3 2.8 3.0 Operating Cash Flow Leverage Ratio* ($ in millions) * Reconciliation to GAAP provided on slides 23 and 24

KEY INVESTMENT POINTS • Compelling O&P industry growth dynamics • Market leader in O&P patient care • Proven organic growth and acquisition capabilities • Solid financial position • Steady margin enhancement • Growth opportunities in adjacent markets

150 YEARS Appendix of Empowering Human Potential.

RECONCILIATION OF NON- GAAP FINANCIAL MEASURES Dollars in millions, except per share data 2009 2010 2011 2012 Adjusted EBITDA Reconciliation Income from Operations $ 90.5 $ 80.5 $ 116.0 $ 129.3 Depreciation & Amortization $ 16.3 $ 18.8 $ 31.0 $ 34.7 Relocation expenses - $ 16.4 $ 1.2 - Acquisition expenses - $ 5.4 $ 0.8 $ 1.2 Janus expenses - - - $ 0.5 Adjusted EBITDA $ 106.8 $ 121.1 $ 149.0 $ 165.7 Net Sales $ 760.1 $ 817.4 $ 918.5 $ 985.6 Adjusted EBITDA & Margin 14.1% 14.8% 16.2% 16.8% Adjusted Diluted EPS Reconciliation Net income $ 36.1 $ 20.9 $ 54.5 $ 63.7 Relocation expenses - 16.4 1.2 - Acquisition expenses - 5.4 0.8 1.2 Janus expenses - - - 0.5 Extinguishment of debt expenses - 14.0 - - Loss from interest rate swap - 1.6 - - Tax effect of adjustments - (12.3) (0.8) (0.6) Non-recurring tax benefits - (1.9) (1.8) (2.1) Adjusted Net Income $ 36.1 $ 44.1 $ 53.9 $ 62.7 Adjusted Diluted Earnings Per Share $ 1.13 $ 1.34 $ 1.57 $ 1.80 Shares used to compute diluted per share amounts 32.1 32.9 34.2 34.8

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Dollars in millions, except per share data

	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2011 FY	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2012 FY	2013 Q1	2013 Q2
Adjusted EBITDA Reconciliation												
Income from Operations	$ 19.3	$ 32.9	$ 31.2	$ 32.5	$ 116.0	$ 21.7	$ 35.7	$ 35.4	$ 36.5	$ 129.3	$ 22.7	$ 36.6
Depreciation & Amortization	7.3	7.7	7.9	8.1	31.0	8.3	8.4	8.7	9.2	34.7	9.3	9.5
Relocation expenses	0.4	0.0	0.3	0.5	1.2	-	-	-	-	-	-	-
Acquisition expenses	(0.0)	0.2	0.2	0.4	0.8	0.1	0.3	0.3	0.5	1.2	0.1	0.2
Janus expenses	-	-	-	-	-	0.0	(0.0)	0.1	0.4	0.5	0.4	0.2
Adjusted EBITDA	$ 26.9	$ 40.9	$ 39.5	$ 41.6	$ 148.9	$ 30.1	$ 44.4	$ 44.5	$ 46.6	$ 165.7	$ 32.5	$ 46.5
Net Sales	$ 200.4	$ 234.8	$ 235.3	$ 248.1	$ 918.5	$ 218.1	$ 251.8	$ 243.5	$ 272.2	$ 985.6	$ 233.5	$ 273.7
Adjusted EBITDA % Margin	13.4%	17.4%	16.8%	16.8%	16.2%	13.8%	17.7%	18.3%	17.1%	16.8%	13.9%	17.0%
Adjusted Diluted EPS Reconciliation												
Net income	$ 6.8	$ 15.4	$ 15.4	$ 16.9	$ 54.5	$ 8.6	$ 17.4	$ 17.3	$ 20.3	$ 63.7	$ 9.5	$ 14.1
Relocation expenses	0.4	0.0	0.3	0.5	1.2	-	-	-	-	-	-	-
Acquisition expenses	(0.0)	0.2	0.2	0.4	0.8	0.1	0.3	0.3	0.5	1.2	0.1	0.2
Janus expenses	-	-	-	-	-	0.0	(0.0)	0.1	0.4	0.5	0.4	0.2
Extinguishment of debt expenses	-	-	-	-	-	-	-	-	-	-	-	6.6
Tax effect of adjustments	(0.1)	(0.1)	(0.2)	(0.4)	(0.8)	(0.0)	(0.1)	(0.1)	(0.3)	(0.6)	(0.1)	(2.6)
Non-recurring tax benefits	-	-	-	(1.8)	(1.8)	-	-	-	(2.1)	(2.1)	-	-
Adjusted Net income	$ 7.0	$ 15.6	$ 15.7	$ 15.6	$ 53.9	$ 8.7	$ 17.6	$ 17.6	$ 18.8	$ 62.7	$ 9.8	$ 18.5
Adjusted Diluted Earnings Per Share	$ 0.21	$ 0.45	$ 0.46	$ 0.46	$ 1.57	$ 0.25	$ 0.51	$ 0.50	$ 0.54	$ 1.80	$ 0.28	$ 0.52
Shares used to compute diluted per share amounts	33.1	34.4	34.3	34.3	34.2	34.6	34.7	35.0	34.9	34.8	35.1	35.3

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